                                                                    EXHIBIT 10.5


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER THIS WARRANT NOR SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER.

                         VIASOURCE COMMUNICATIONS, INC.

                              COMMON STOCK WARRANT

                     THE TRANSFERABILITY OF THIS WARRANT IS

                      RESTRICTED AS PROVIDED IN SECTION 7.

Void after August 3, 2006                           Right to Purchase _______
                                                    shares of Common Stock
                                                    (subject to adjustment)

No.

                                    PREAMBLE

                  VIASOURCE COMMUNICATIONS, INC. (the "Company"), a New Jersey corporation, hereby certifies that, for value received, _____________________ . ("Holder") is entitled, subject to the terms set forth below, to purchase from the Company at any time commencing on February 3, 2002 and ending at 5:00 P.M. New York time, on August 3, 2006, _______ fully paid and nonassessable voting shares of the Company's Common Stock, no par value per share, at the exercise price per share of $.31, subject to adjustment as herein provided (the "Exercise Price"). (Hereinafter, (i) said shares of Common Stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, are referred to as the "Common Stock", (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "Warrant Share" and collectively as the "Warrant Shares", (iii) the price payable for each of the Warrant Shares hereunder is referred to as the "Per Share Warrant Price", (iv) this Warrant and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "Warrants" and (v) the holder of this Warrant, or registered assigns, is referred to as the "Holder" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "Holders".) The Per Share Warrant Price and the number of Warrant Shares is subject to adjustment as hereinafter provided. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Term B Convertible Note and Warrant Purchase Agreement dated as of August 3, 2001 by and among the Company and the purchasers signatory thereto.

                  1. EXERCISE OF WARRANT.

                           (a) PAYMENT OF EXERCISE PRICE. Exercise of this
 Warrant by the Holder shall be made in one or more parts in minimum blocks of 20% of the Warrant Shares purchasable hereunder (other than the last block of Warrant Shares purchasable hereunder) by the surrender of this Warrant (with the subscription form at the end hereof, or a reasonable facsimile thereof, duly executed) at the Company's principal offices, together with proper payment of the Per Share Warrant Price, as adjusted from time to time pursuant to
 Section 3 hereof. Payment for Warrant Shares shall be made by certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of Common Stock, and the Holder is entitled to receive a new Warrant of like tenor covering the Warrant Shares for which this Warrant may then be exercised. Upon such surrender of this Warrant, the Company will (a) issue a certificate or certificates in the name of the Holder (or any permitted designee of the Holder to whom the Warrant is transferred in compliance with Section 7 hereof) for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair market value of such fractional share (determined by reference to the closing price per share of Common Stock on the date immediately preceding the date of exercise hereof on the principal securities exchange on which shares of Common Stock are traded or in such reasonable manner as the members of the Board of Directors of the Company (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant) shall determine), and (b) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

                           (b) "CASH-LESS" EXERCISE. Notwithstanding any
 provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Per Share Warrant Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company (with the subscription form at the end hereof, or a reasonable facsimile thereof, duly executed) in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                  X=         Y(A-B)
                             ------
                               A

Where                   X           =       the number of shares of Common
                                            Stock to be issued to the Holder

                        Y           =       the number of shares of Common
                                            Stock purchasable under this Warrant
                                            or, if only a portion of this
                                            Warrant is being exercised, the
                                            portion of this Warrant being
                                            canceled (at the date of such
                                            calculation)

                        A           =       the fair market value of one share
                                            of the Company's Common Stock (at
                                            the date of such calculation)

                        B           =       Per Share Warrant Price (as adjusted
                                            to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant); provided, however, that fair market value shall be, if the Common Stock is listed or admitted for trading on a securities exchange, the last reported sales price of such Common Stock on the principal exchange on which the Common Stock is listed or admitted for trading (which shall be for consolidated trading if applicable to such exchange), or if not listed or admitted for trading, the last reported bid price of the applicable security in the over-the-counter market.

                  2. RESERVATION OF WARRANT SHARES. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions, except as provided in applicable securities laws, on sale or transfer and free and clear of all preemptive rights and rights of first refusal.

                  3. ADJUSTMENTS.

                           (a) STOCK DIVIDENDS, RECLASSIFICATIONS, CERTAIN
MERGERS, ETC. If the Company shall at any time prior to the expiration of this Warrant and prior to the exercise thereof: (i) declare or pay to the holders of Common Stock a dividend payable in any kind of shares of stock of the Company;
(ii) change, divide, combine or otherwise reclassify its Common Stock into the same or different number of shares with or without par value, or into shares of any class or classes; (iii) consolidate or merge with, or transfer all or substantially all of its property to, any other affiliated corporation; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way or return of capital; then, upon the subsequent exercise of this Warrant, the Holder shall receive for the Per Share Warrant Price, in addition to or in substitution for the Warrant Shares which the Holder would otherwise then be entitled upon such exercise, such additional shares of Common Stock or scrip of the Company, or such reclassified shares of Common Stock of the Company, or such shares or securities or assets of the entity resulting from such consolidation or merger or transfer of such assets of the Company, which the Holder would have been entitled to receive had the Holder exercised the Warrant prior to the happening of any of the foregoing events.

                           (b) CHANGES IN CAPITAL STOCK. If, prior to the
expiration of this Warrant and prior to the exercise thereof, any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into, or transfer of all or substantially all of its property to, any Person, or sale, transfer or other disposition of all or substantially all of its properties to any Person, shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Holder shall thereafter have the right to purchase and receive upon the basis and upon terms and conditions herein specified and in lieu of the shares of the Common Stock immediately theretofore issuable upon the exercise of the Warrants, such shares of stock, securities or properties, if any, as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore issuable upon the exercise of the Warrants had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of each Holder to the end that the provisions hereof (including without limitation provisions for adjustment of the number of Warrant Shares) shall thereafter be applicable, as nearly as equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor Person purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the Holders the obligation to deliver such shares of stock, securities or properties as, in accordance with the foregoing provisions, such Holders may be entitled to acquire. The above provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

                           (c) DE MINIMIS ADJUSTMENTS. No adjustments required
by this Section 3 in the number of Warrant Shares shall be required unless such adjustment would require an increase or decrease of at least one tenth of one percent (.1%) in the number of Warrant Shares; provided, however, that any adjustments which by reason of this Section 3(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share.

                           (d) NON-CASH DIVIDENDS, DISTRIBUTION OF ADDITIONAL
SHARES, LIQUIDATION. If the Board of Directors of the Company shall (i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend, (ii) offer to the holders of shares of Common Stock any additional shares of Common Stock, any securities convertible into or exercisable for shares of Common Stock or any rights to subscribe thereto, or
(iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than fifteen (15) days prior to the record date fixed for determining shareholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

                           (e) FURTHER ADJUSTMENTS BY THE BOARD. Notwithstanding
the foregoing, if at any time or from time to time the Company shall take any action affecting its Common Stock or any other capital stock of the Company, not otherwise described in any of the foregoing subsections of this Section 3, then, if the failure to make any adjustment would, in the reasonable opinion of the members of the Board of Directors of the Company (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant), have a materially adverse effect upon the rights of the Holder of the Warrant, the number of shares of Common Stock or other stock comprising a Warrant Share, or the Per Share Warrant Price, shall be adjusted in such manner and at such time as the members of the Board of Directors of the Company (other than any person who, directly or indirectly, has a beneficial ownership interest in this Warrant) may in good faith determine to be equitable under the circumstances.

                           (f) NOTICE OF ADJUSTMENT. Upon any adjustment or
modification of the rights of the Holder of this Warrant in accordance with this
Section 3, the Company shall promptly cause its Chief Financial Officer to provide a notice to the Holder setting forth such adjustment or modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same.

                           (g) FORM OF WARRANT CERTIFICATE. The form of this
Warrant Certificate need not be changed because of any adjustment made pursuant to this Section 3 and any Warrant Certificate issued after such change may state the same Exercise Price and the same number of shares of Common Stock as are stated in this Warrant Certificate as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant Certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

         4. REGISTRATION AND LISTING OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of the Warrants require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act of 1933, as amended (the "Securities Act")), before such shares may be issued upon being exercised, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. If the shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act or similar statute then in force upon being exercised, then the registration rights described in Section 8 hereof shall no longer be in full force and effect. If and so long as shares of Common Stock are listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange upon official notice of issuance of shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance so long as the Company maintains the listing of the same class of such shares; and the Company will also list on such national securities exchange, will register under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will maintain such listing of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

         5. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock, or any other capital stock, represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

         6. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

         7. TRANSFER RESTRICTIONS.

                  (a) The Holder of this Warrant by acceptance hereof agrees that the transfer of this Warrant and the Warrant Shares are subject to certain provisions of applicable securities laws, which include restrictions on transfer of this Warrant and the Warrant Shares.

                  (b) Notwithstanding the foregoing, if, at the time of any transfer or exchange of this Warrant or the Warrant Shares, this Warrant or the Warrant Shares shall not be registered under the Securities Act, the Company may require that (i) as a condition of allowing such transfer or exchange, the Holder or transferee of this Warrant or the Warrant Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company and (ii) each Warrant Share bear a legend substantially in the following form:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and neither the securities nor any interest therein may be sold, transferred, pledged or disposed of in the absence of such registration or an exemption under such Act and the rules and regulations thereunder.

                  (c) Subject to clauses (a) and (b) of this Section 7, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         8. REGISTRATION RIGHTS. The Company grants to the Holder certain customary registration rights as described in that certain Registration Rights Agreement, dated as of the date hereof, by and among the Company and each of the signatories thereto.

         9. INFORMATION TO HOLDER. The Company agrees that it shall deliver to the Holder promptly after their becoming available copies of all financial statements, reports and proxy statements which the Company shall have sent to its shareholders generally.

         10. EXCHANGE OF WARRANTS. On surrender for exchange of any Warrant, properly endorsed on the Assignment Form and subject to the provisions of this Warrant, including Section 7 hereof, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder or any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         11. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         12. NOTICE, ETC. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         13. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.

Dated:   August __, 2001                 VIASOURCE COMMUNICATIONS, INC.



                                          By:
                                              --------------------------------
                                              Name:  Craig Russey
                                              Title:  Chief Executive Officer

                                SUBSCRIPTION FORM

         (To be executed upon exercise of Warrant pursuant to Section 1)


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _________ shares of Common Stock, no par value per share, of Viasource Communications, Inc. as provided for in Section 1, and [tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $______________] [tenders herewith payment of the purchase price in full by presentation of the within Warrant in accordance with
Section 1(b)].

         Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                  Name
                       -----------------------------------------------------
                       (Please Print Name, Address and Social Security No.)

                 Address
                       -----------------------------------------------------

                       -----------------------------------------------------

                 Signature
                       -----------------------------------------------------

                  NOTE: The above name should correspond exactly with the name on the first page of this Warrant or with the name of the assignee appearing in the assignment form below.

                  Date
                       -----------------------------------------------------

         And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                 ASSIGNMENT FORM

                  FOR VALUE RECEIVED, the undersigned registered owner of the Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock, no par value per share, set forth below:

Name of Assignee                   Address                      No. of Shares



and does hereby irrevocably constitute and appoint ________________________ Attorney to make such transfer on the books of Viasource Communications, Inc., maintained for the purpose, with full power of substitution in the premises.

         The undersigned Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:
        ----------------------            -------------------------------------
                                          Signature of Holder

Dated:
        ----------------------            -------------------------------------
                                          Signature of Assignee